Exhibit 10.10

                       CONVERTIBLE NOTE SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "Agreement") is made as of July 31st, 2003, by and between SOLOMON TECHNOLOGIES, INC., a Delaware corporation ("Solomon"), and PINETREE (BARBADOS) INC., a corporation existing under the laws of Barbados ("Pinetree").

                                   WITNESSETH:

         WHEREAS, on the date hereof, Solomon and Pinetree entered into a Memorandum of Understanding (the "MOU") and a Convertible Secured Promissory Note (the "Secured Note") to be secured by a Convertible Security Agreement; and

         WHEREAS, this Agreement constitutes such Convertible Note Security Agreement.

         NOW, THEREFORE, for and in consideration of the above premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Security Interest.

         1.1 Solomon hereby grants and assigns to Pinetree a continuing security interest in and security title to (the "Security Interest") all of its property, whether now owned or hereafter created, acquired or reacquired, including, without limitation, the property described below and all substitutions therefore, accessions thereto and improvements thereon, whether now owned or hereafter created, acquired or reacquired:

                  (a) All of Solomon's inventory, now or hereafter acquired, of whatsoever nature and kind and wheresoever situated (the "Inventory");

                  (b) All machinery, equipment, marine vessels of any nature and supplies (installed and uninstalled), now or hereafter acquired, and not included in Inventory above, including motor vehicles and watercraft and all accretions and accessions thereto (the "Equipment");

                  (c) All rights to payment of a monetary obligation, now or hereafter acquired, whether or not earned by performance, for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, for services rendered or to be rendered, for a policy of insurance issued or to be issued or for a secondary obligation incurred or to be incurred, including, without limitation, all agreements with and sums due from customers, and all books and records recording, evidencing or relating to such accounts or any part thereof (the "Accounts");

                  (d) With the exception of the Solomon Marine Applications, defined in

Section 1.2, all general intangibles, now or hereafter acquired, including personal property not included above, such as, without limitation, all goodwill, trademarks, trademark applications, trade names, patents, patent applications, patent extensions, industrial designs, other industrial or intellectual property or rights therein, whether under license or otherwise, registered or pending, including, but not limited to, those patents and patent application listed in the attached Schedule 1.1(d) (collectively, the "Patents") and programs, software, software source codes, programming material and tax refunds, (the "Intangibles");

                  (e) All contracts and contractual rights, remedies or provisions now existing or hereafter arising in favor of Solomon, together with all amendments thereto and all other documents executed in connection therewith (the "Contracts");

                  (f) All investment property, including, without limitation, all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, including, without limitation, all shares in the capital stock of Town Creek Industries, Inc. (the "Investment Property");

                  (g) All membership rights, privileges and interests of Solomon in any natural person, partnership, corporation, trust, association, government or other entity, ("Person"), including, without limitation, (i) the right to receive distributions at any time or from time to time in cash or other property, (ii) the right to any specific property of such Person, if any, and
(iii) all of Solomon's right to participate in the management of such Person (the "Membership Interests");

                  (h) All cash proceeds and any other tangible personal property acquired through the disposition of an award from any lawsuit or lawsuit settlement, including, but not limited to, any cash proceeds from enforcing its patent rights against any third parties ("Litigation Proceeds"); and

                  (i) All goods, chattel paper, documents, instruments, choses in action, claims, money, deposits, certificates of deposit, stock or share certificates and licenses and other rights in intellectual property, and other tangible personal property not included above (the "Miscellaneous Items"); and

                  (j) All proceeds of any of the above, and all proceeds of any loss of, damage to or destruction of the above, whether insured or not insured, and all other proceeds of any sale, lease or other disposition of any property or interest therein referred to above, or of any franchise, license, permit or operating right issued by any governmental or regulatory body or agency, whether or not constituting a license, including, without limitation, the proceeds of the sale or other disposition of any licenses, together with all proceeds of any policies of insurance covering any or all of the above, indemnity or warranty payments with respect to any of the above, the proceeds of any award in condemnation with respect to any of Solomon's property, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds (the "Proceeds").

         1.2 All general intangibles, patents, industrial designs, other industrial or intellectual property or rights therein, whether under license or otherwise, registered or pending, and stated in the attached Schedule 1.2 shall be hereinafter referred to as the "Solomon Marine

Applications". Solomon shall grant and assign to Pinetree a continuing interest in the Solomon Marine Applications, and the Solomon Marine Applications shall be considered part of the Collateral, hereinafter defined, six (6) months from the date of this Agreement.

         1.3 The Inventory, Equipment, Accounts, Intangibles, Contracts, Investment Property, Membership Interests, Litigation Proceeds, Miscellaneous Items, Solomon Marine Applications and Proceeds thereof, as described in this Section, are hereinafter collectively referred to as the "Collateral". This Agreement and the Security Interest secure payment of all Obligations.

         1.4 For purposes of this Agreement, "Obligations" means all amounts owing by Solomon to Pinetree from time to time under the Secured Note.

         SECTION 2. Further Assurances. Solomon hereby authorizes Pinetree to file such financing statements and such other documents as Pinetree may deem necessary or desirable to protect or perfect its security interest in the Collateral, and Solomon further irrevocably appoints Pinetree as Solomon's attorney-in-fact, with power of attorney to execute on behalf of Solomon such Uniform Commercial Code financing statement amendment forms as Pinetree may, from time to time, deem necessary or desirable. Such power of attorney is coupled with an interest and shall be irrevocable for so long as any of the Obligations remains unpaid or unperformed. In addition, Solomon agrees to make, execute, deliver or cause to be done, executed and delivered, from time to time, all such further acts, documents and things as Pinetree may reasonably require for the purpose of perfecting or protecting its rights hereunder or otherwise giving effect to this Agreement, all promptly upon request. With the exception of the tax liens, stated and described in the attached Schedule 2, Solomon shall take or cause to be performed such acts and actions as shall be necessary or appropriate to assure that the Security Interest upon the Collateral shall not be or become subordinate or junior to the security interests, liens or claims of any other Person.

         Solomon represents and warrants that it owns all of the right, title and interest in and to the Patents and that it is capable of granting to Pinetree a valid security interest therein. Solomon further represents and warrants that it will not transfer, assign or otherwise dispose of its right, title and interest in and to the Patents without the prior written consent of Pinetree.

         SECTION 3. Location of Collateral, and Change of Jurisdiction or Name. Solomon further represents and warrants that its chief executive office and all of its records concerning the Collateral is located at:

                           7375 Benedict Avenue
                           Benedict, Maryland,
                           U.S.A. 20612

Solomon hereby covenants and agrees that it shall not keep any of such records at any other address, except for the offices of its attorneys, unless written notice thereof is given to Pinetree at least thirty (30) days prior to the effective date of any new address for the keeping of such records. Solomon further agrees that it shall promptly advise Pinetree in writing of the opening of any new place of business or any change in the location of the place where it keeps the Collateral. Solomon hereby covenants and agrees that (i) its jurisdiction of incorporation is the

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

State of Delaware, and (ii) it shall not change its jurisdiction of incorporation or its name unless written notice thereof is given to Pinetree within ten (10) days of the effective date of such change.

         SECTION 4. Covenants Concerning Contracts.

         4.1 Solomon shall (a) fulfill, perform and observe each and every material condition and covenant contained in any of the Contracts, (b) at the sole cost and expense of Solomon, enforce the performance and observance of each and every material covenant and condition of the Contracts, to be performed or observed by other parties to any of the Contracts, and (c) appear in and defend any action growing out of or in any manner connected with any Contract. The rights and interest transferred and assigned to Pinetree hereunder include all of Solomon's rights and titles (a) to modify the Contracts, (b) to terminate the Contracts, and (c) to waive or release the performance or observance of any obligation or condition of the Contracts, provided that such rights will not be enforced unless an Event of Default, as hereinafter defined, has occurred and remains uncured after the expiration of the cure period, and the failure to exercise such rights, in Pinetree's view, would result in a material decrease in the value of the Collateral securing the Obligations.

         4.2 Any of the following shall be an "Event of Default":

                  (a) Solomon defaults in the payment of any principal or interest on any Obligation for a period of fifteen (15) business days after such payment becomes due and payable, by acceleration or otherwise; or

                  (b) Solomon's failure to cure within fifteen (15) business days after receipt of written notice from Pinetree of Solomon's breach of any part or subsection of Sections 1, 2, 4 or 7 of this Agreement; or

                  (c) Solomon's failure to cure within (15) business days after receipt of written notice from Pinetree of a material breach of any other of its representations, warranties, covenants or other undertakings under this Agreement or any of the STI Settlement Documents; or

                  (d) Without Pinetree's prior written consent, which shall not be unreasonably withheld or delayed, Solomon sells, assigns, transfers, or otherwise disposes of all or any substantial part of the Collateral, its assets or any subsidiary corporation, or merges or amalgamates with or is acquired by any other corporation, or there is a change of control of Solomon; or

                  (e) Except with respect to the payment of taxes disclosed in
Schedule 3.1(f) of the MOU, Solomon commits a default with respect to any other material indebtedness and such default continued for a period of (15) business days, or there is entered any final judgment against Solomon for any payment in excess of $100,000; or

                  (f) Solomon's failure to provide notice to Pinetree of any material change of the location of Collateral, as required by section 3 of this Agreement, such that the financing statement, perfecting Pinetree's security interest in the Collateral, would no longer be effective; or

                  (g) An uninsured material loss, theft, damage or destruction to any of the Collateral; or

                  (h) Except for the outstanding tax liabilities disclosed in
Schedule 2 of this Agreement, any lien against or the making of any lien, seizure or attachment of or on the Collateral, which has a material adverse affect on Solomon's business; or

                  (i) Solomon's failure to cure within fifteen (15) business days after receipt of written notice from Pinetree of the occurrence of an Event of Default under the STI Settlement Documents.

         4.3 Nothing in this Agreement or the Settlement Documents shall be construed to prevent Solomon from continuing to carry its business in the ordinary course, except in the Event of Default.

         4.4 Special Bankruptcy Provisions. Solomon hereby agrees that if Solomon shall:

                  (a) file with any bankruptcy court or be the subject of any petition under Title 11 of the U.S. Code, as amended;

                  (b) be the subject of any order for relief issued under such Title 11 of the U.S. Code, as amended;

                  (c) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors;

                  (d) seek, consent to, or acquiesce in the appointment of any trustee, receiver, conservator, or liquidator; or

                  (e) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against Solomon for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, that any such event shall constitute an Event of Default hereunder (provided, however, that in any such case, if the same is dismissed or vacated within 30 days of being instituted, then any such default shall be deemed cured), and Solomon: (i) agrees that it will not contest, object to, or interpose any defense, all of which are waived, with respect to any motion by Pinetree seeking relief from any automatic stay imposed by Section 362 of Title 11 of the U.S. Code, as amended, or from any other stay or suspension of remedies imposed in any other manner with respect to the exercise of the rights and remedies otherwise available to Pinetree with respect to the Collateral under the Settlement Documents, and (ii) acknowledges and stipulates that

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

Solomon cannot provide Pinetree with adequate protection (as that term is defined in Section 361 of the Bankruptcy Code) and therefore it will not use or seek approval for continued use of, any of Pinetree's cash collateral (as that term is defined in Section 363 of the Bankruptcy Code), including any of the Collateral.

         SECTION 5. Remedies.

         5.1. Upon the occurrence and during the continuance of an Event of Default, Pinetree shall have such rights and remedies as are set forth in the Secured Note, those rights set forth herein, and all the rights, powers and privileges of a secured party under the Uniform Commercial Code of the State of Maryland or any other applicable jurisdiction, and all other rights and remedies available to Pinetree at law or in equity. Solomon covenants and agrees that any notification of intended disposition of any Collateral, if such notice is required by law, shall be deemed reasonably and properly given if given in the manner provided for in section 12 hereof at least fifteen business (15) days prior to such disposition. Upon the occurrence and during the continuance of an Event of Default, Pinetree shall have the right to the appointment of a receiver for the properties and assets of Solomon, and Solomon hereby consents to such rights and such appointment and hereby waives any objection Solomon may have thereto or the right to have a bond or other security posted by Pinetree in connection therewith.

         5.2. Upon the occurrence and during the continuance of an Event of Default, Pinetree may proceed to perform any and all of the Obligations of Solomon contained in any of the Contracts and exercise any and all rights of Solomon therein contained as fully as Solomon itself could. Solomon hereby appoints Pinetree its attorney-in-fact, effective upon the occurrence and during the continuance of an Event of Default, with power of substitution, to take such action, execute such documents, and perform such work as Pinetree may deem appropriate in exercise of the rights and remedies granted Pinetree herein. The powers herein granted shall include, but not be limited to, powers to sue on the Contracts. The power of attorney granted herein is coupled with an interest and shall be irrevocable for so long as any of the Obligations remain unpaid or unperformed.

         5.3. Upon the occurrence and during the continuance of an Event of Default, should Solomon fail to perform or observe any covenant or comply with any condition contained in any of the Contracts then Pinetree may, without obligation to do so and without releasing Solomon from its obligation to do so, perform such covenant or condition and, to the extent that Pinetree shall incur any reasonable costs or pay any reasonable expenses in connection therewith, including any reasonable costs or expenses of litigation associated therewith, such costs, expenses or payments shall be included in the Obligations secured hereby and shall bear interest from the payment of such costs or expenses at the rate of 11% per annum, calculated and compounded monthly. Pinetree shall not be obligated to perform or discharge any obligation of Solomon under any of the Contracts and, except as may result from the gross negligence or willful misconduct of Pinetree, Solomon agrees to indemnify and hold Pinetree harmless from and against any and all liability, loss and damage which Pinetree may incur under any of the Contracts or under or by reason of this Agreement, and any and all claims and demands whatsoever which may be asserted against Solomon by reason of an act of Pinetree under any of the terms of this Agreement or under the Contracts.

         5.4. Solomon hereby acknowledges that the Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing, Pinetree shall have the right to an immediate writ of possession without notice of a hearing, and hereby knowingly and intelligently waives any and all rights it may have to any notice and posting of a bond by Pinetree prior to seizure by Pinetree, or any of its transferees, assigns or successors in interest, of the Collateral or any portion thereof.

         SECTION 6. Pinetree Attorney-In-Fact. Solomon hereby further appoints Pinetree as its attorney-in-fact, effective upon the occurrence and during the continuance of an Event of Default, with the power of substitution, and with the authority to receive, open and dispose of all mail addressed to Solomon, and to notify the postal authorities to change the address for delivery of mail addressed to Solomon to such address as Pinetree may designate, to endorse the name of Solomon on any note, acceptance, check, draft, money order or other evidence of debt or of payment which may come into the possession of Pinetree, and generally to do such other things and acts in the name of Solomon as are necessary or appropriate to protect or enforce the rights hereunder of Pinetree. Solomon further authorizes Pinetree effective upon the occurrence and during the continuance of an Event of Default, to compromise and settle or to sell, assign or transfer or to ask, collect, receive or issue any and all claims possessed by Solomon all in the name of Solomon. After deducting all reasonable expenses and charges (including Pinetree's reasonable attorneys' fees) of retaking, keeping, storing and selling the Collateral, Pinetree shall apply the proceeds in payment of any of the Obligations and, if a deficiency results after such application, Solomon covenants and agrees to pay such deficiency to Pinetree. The power of attorney granted herein is coupled with an interest and shall be irrevocable for so long as any of the Obligations remains unpaid or unperformed. Solomon agrees that if steps are taken by Pinetree to enforce rights hereunder, or to realize upon any of the Collateral, Solomon shall pay to Pinetree the amount of the reasonable costs, including reasonable attorneys' fees, incurred in connection with such enforcement, and Solomon's obligation to pay such amounts shall be deemed to be a part of the Obligations secured hereunder.

         SECTION 7. Indemnification and Expenses.

         7.1. Solomon shall indemnify and hold harmless Pinetree and any other person acting hereunder on behalf of Pinetree, including, but not limited to, officers, directors, employees and affiliates of Pinetree and Pinetree Capital Corp. (collectively, a "Pinetree Agent"), from and against all losses, costs, damages, fees and expenses whatsoever associated with the exercise of the powers of attorney granted herein and shall release Pinetree, Pinetree Capital Corp. and any Pinetree Agent from all liability whatsoever for the exercise of the foregoing powers of attorney and all actions taken pursuant thereto, except in the case of gross negligence or willful misconduct by Pinetree and any Pinetree Agent.

         7.2 Solomon will, upon demand, pay to Pinetree the amount of any and all reasonable expenses, including the disbursements and reasonable fees of Pinetree's counsel and of any experts, Pinetree's and Pinetree's Agents, which Pinetree may incur upon the occurrence and during the continuation of an Event of Default, in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral;
(ii) the exercise or enforcement of any of the rights of Pinetree hereunder; or
(iii) the failure by Solomon to perform or observe any of the provisions hereof.

         SECTION 8. Remedies Cumulative. Solomon agrees that the rights of Pinetree under this Agreement shall be cumulative, and that Pinetree may from time to time exercise such rights and such remedies as Pinetree, or any of them, may have thereunder and under the laws of the United States of America and any state, as applicable, in the manner and at the time that Pinetree in its sole discretion desires. Solomon further expressly agrees that Pinetree shall not in any event be under any obligation to resort to any Collateral prior to exercising any other rights that Pinetree may have against Solomon or its properties, or to resort to any other collateral for the Obligations prior to the exercise of remedies hereunder.

         SECTION 9. Waiver. Pinetree shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Pinetree. A waiver by Pinetree of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Pinetree would otherwise have had on any other occasion.

         SECTION 10. Assignment by Pinetree. Solomon agrees that this Agreement and the rights of Pinetree may, in the sole discretion of Pinetree, be assigned in whole or in part by Pinetree, provided that the Secured Note is assigned to the same third party and in accordance with the assignment provisions set forth in the Secured Note. In the event that this Agreement is so assigned by Pinetree, the term "Pinetree" wherever used herein shall be deemed to refer to and include any such assignee or assignees, as appropriate.

         SECTION 11. Assignment by Solomon. This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective legal successors and permitted assigns, provided that (i) if Solomon assigns this agreement or merges or consolidates with any corporation, or sells, leases, transfers or otherwise disposes of all or any substantial part of its assets whether now owned or hereafter acquired (an "Assignment"), Solomon shall remain liable hereunder together with any successor, assignee or transferee and (ii) Solomon provides written notice to Pinetree within fifteen (15) business days of any Assignment.

         SECTION 12. Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed to such term in the Settlement Documents.

         SECTION 13. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be given in a manner and at the addresses set forth in the Secured Note.

         SECTION 14. Binding Agreement. The provisions of this Agreement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the laws of the State of Maryland. This Agreement, together with all documents referred to herein, constitutes the entire Agreement between the parties with respect to the matters addressed herein, and may not be modified except by a writing executed by Pinetree and Solomon and delivered by each party to the other. The parties agree that the sole agreements in force as of the date hereof are the MOU, the Secured Note and this Agreement and their attachments, in addition to the TCI Convertible Note Security Agreement among the parties hereto and Town Creek Industries, Inc.

         SECTION 15. Severability. If any paragraph or part thereof shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated as invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

         SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, this Security Agreement has been executed and delivered as of the date first above written.

                                        SOLOMON TECHNOLOGIES, INC.

                                        /s/ DAVID E. TETHER
                                        -------------------
                                        Name:David E. Tether
                                        Title: President and CEO


                                        PINETREE (BARBADOS), INC.

                                        /s/ DR. J. GORDON MURPHY
                                        ------------------------
                                        Name:Dr. J. Gordon Murphy
                                        Title: Director


                                        PINETREE (BARBADOS), INC.

                                        /s/ LARRY GOLDBERG
                                        ------------------
                                        Name:Larry Goldberg
                                        Title: Director

                                 SCHEDULE 1.1(d)

                           SOLOMON TECHNOLOGIES, INC.

                                     PATENTS

COUNTRY                    FILED          SERIAL #          ISSUED        PATENT #         STATUS

METHOD AND APPARATUS FOR PROPELLING A MARINE VESSEL
EUROPEAN PATENT CO         04/29/96       97922660.2                                       Pending

JAPAN                      04/29/97       9-539268                                         Published

UNITED STATES              04/29/96       08/639,436        01/26/99      5,863,228        IssueD

WIPO                       04/29/97       PCT/US97/07557                                   National Phase
                                                                                           entered - Chapter
                                                                                           II demand filed
                                                                                           10/27/97

SYSTEM AND APPARATUS FOR A MULTIPLE INPUT AND DUAL OUTPUT ELECTRIC DIFFERENTIAL MOTOR TRANSMISSION DEVICE
JAPAN                      11/04/97       10-523770                                        PUBLISHED

UNITED STATES              11/19/96       08/751,982        12/22/98      5,851,162        ISSUED

WIPO                       11/04/97       PCT/US97/                                        National Phase
                                          20916                                            entered - Chapter
                                                                                           II demand filed
                                                                                           05/20/98

                                  SCHEDULE 1.2

                             STI Marine Applications

               METHOD AND APPARATUS FOR PROPELLING A MARINE VESSEL


The STI Marine Applications are: (a) the STI patent (5,563,225) entitled "Method and Apparatus for Propelling a Marine Vessel"; and (b) the STI Patent (5,851,162) entitled "System and Apparatus for a Multiple Input and Dual Output Electric Differential Motor Transmission Device", but only to the extent that this patent is applied in the marine industry.

                                   SCHEDULE 2

                                Solomon Tax Liens

1. State.

         Due, but unpaid, Maryland taxes are $27,000 give or take a few hundred, including penalties and interest. The State of Maryland has filed tax liens against STI in both St. Mary's County and Charles County. However, STI has entered into a payment plan with the State of Maryland in connection with such taxes.

         Due, but unpaid, Maryland employment taxes are $3,000, plus interest and penalties. The State of Maryland has filed tax liens against STI in both St. Mary's County and Charles County. However, STI has entered into a payment plan with the State of Maryland in connection with such taxes.


2. Federal.

         Due, but unpaid, federal taxes are $160,000, plus interest and penalties. STI has engaged a law firm (called 20/20) which specializes in negotiating federal tax debt settlements.





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